Press Release
Diversified Restaurant Holdings, Inc. to Acquire Eighteen Buffalo Wild Wings Restaurants
$54 Million Accretive Transaction Expected to Close in July
Conference Call to Discuss Acquisition Scheduled for 5:00 PM EDT Today

SOUTHFIELD, Mich., May 14, 2015 (GLOBE NEWSWIRE) -- Diversified Restaurant Holdings, Inc. (Nasdaq: BAGR) ("DRH" or the "Company"), the creator, developer and operator of the unique, full-service, ultra-casual restaurant and bar Bagger Dave's Burger Tavern® ("Bagger Dave's") and one of the largest franchisees for Buffalo Wild Wings® ("BWW"), announced today its intention to acquire eighteen Buffalo Wild Wings restaurants in the St. Louis area for $54 million. Buffalo Wild Wings Inc. has already provided the waiver of its Right of First Refusal. The acquisition will allow DRH to own the entire St. Louis market and also provide for the opportunity to open new BWW stores.
Subject to customary closing conditions, the accretive transaction is expected to close in July and is conditioned upon availability of financing. DRH has engaged Citizens Bank, its senior lender, to lead a bank syndicate in order to finance 100% of the transaction with a senior-secured debt facility. DRH is confident that the facility will close and the resulting leverage and coverage ratios will remain comfortably within the Company’s covenant limits. The Company intends to update its annual guidance upon the closing of the transaction.
Michael Ansley, President and CEO of DRH, commented, "We are delighted to be acquiring 18 highly-successful and very profitable BWW restaurants in the St. Louis area. We expect they will be immediately accretive to earnings, reinforce our already strong leadership position in the BWW system, and allow us to expand into a new market with opportunities for future growth and in close proximity to our core geography. Throughout our history, we have proven our ability to leverage our ‘best practices’ expertise, G&A infrastructure and systems to drive higher unit volumes and stronger profitability at acquired BWW restaurants in Indiana, Illinois and Florida. We are therefore highly confident that we can apply our know-how to this transaction as well, and in doing so, enhance shareholder value.”
Conference Call
DRH will host a conference call with an accompanying slide presentation to discuss the acquisition today at 5:00 PM Eastern Daylight Time. The conference call can be accessed live by dialing 1-877-407-3982 or 1-201-493-6780 for international callers. A replay will be available two hours after the end of the call and can be accessed by dialing 1-877-870-5176 or 1-858-384-5517 for international callers; the conference ID is 13610145. The replay will be available until midnight on May 21, 2015.

The live and later archived webcast can be accessed through the Company's website at www.diversifiedrestaurantholdings.com.
Upcoming Investment Conference
DRH will present at the Stephens Spring Investment Conference on Tuesday, June 2, 2015 at The New York Palace Hotel. The presentation will begin at 4:00 PM Eastern Daylight Time. Additionally, DRH will be participating in one-on-one meetings with investors at the conference. Interested investors should contact the conference organizers at Stephens Inc.
About Diversified Restaurant Holdings
Diversified Restaurant Holdings, Inc. (Nasdaq: BAGR) ("DRH" or the "Company") owns and operates Bagger Dave's Burger Tavern, a full-service, family-friendly restaurant and full bar with a casual, comfortable atmosphere specializing in custom-built, proprietary, fresh prime rib recipe burgers, all-natural turkey burgers, hand-cut fries, locally crafted beers on draft, hand-dipped milk shakes, salads, black bean turkey chili, and much more. There are currently 26 company-owned Bagger Dave's restaurants in Michigan and Indiana. For more information, visit www.baggerdaves.com.
The Company also operates 42 Buffalo Wild Wings Grill & Bar franchised restaurants in Indiana, Illinois, Michigan, and Florida.
The Company routinely posts news and other important information on its website at www.diversifiedrestaurantholdings.com.
Safe Harbor Statement
The information made available in this news release contains forward-looking statements which reflect DRH's current view of future events, results of operations, cash flows, performance, business prospects and opportunities. Wherever used, the words "anticipate," "believe," "expect," "intend," "plan," "project," "will continue," "will likely result," "may," and similar expressions identify forward-looking statements as such term is defined in the Securities Exchange Act of 1934. Any such forward-looking statements are subject to risks and uncertainties and the Company's actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities could differ materially from historical results or current expectations. Some of these risks include, without limitation, the impact of economic and industry conditions, competition, food and drug safety issues, store expansion and remodeling, labor relations issues, costs of providing employee benefits, regulatory matters, legal and administrative proceedings, information technology, security, severe weather, natural disasters, accounting matters, other risk factors relating to our business or industry and other risks detailed from time to time in the Securities and Exchange Commission filings of DRH. Forward-looking statements contained herein speak only as of the date made and, thus, DRH undertakes no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

CONTACT: For more information contact:
Investor Relations Contact:
Raphael Gross
ICR Inc.
203.682.8253
raphael.gross@icrinc.com

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